SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2014
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

NOTE 16:-    SUBSEQUENT EVENTS

On December 18, 2014 the Company through its subsidiary entered into a Purchase Agreement with an unrelated third party to acquire a retail portfolio of twenty-seven commercial properties in , Germany (the "Transaction Portfolio").

The purchase price to be paid by the Company in order to acquire the Transaction Portfolio is up to EUR 29,750 (approximately $ 36,142 as of December 31, 2014). In addition to the Purchase Price, the Company will incur acquisition costs, including real estate transfer taxes of approximately EUR 2,400 (approximately $ 2,915 as of December 31, 2014). The closing of the transaction is expected to occur on or before May 31, 2015. See details in note 1 b (6).